Exhibit 10.4
FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This First Amendment to Amended and Restated Employment Agreement (this “Amendment”), dated this 15th day of September 2022 (the "Effective Date"), is entered into by and between BioCryst Pharmaceuticals, Inc. (the “Company”) and Dr. William Sheridan (“Employee”).
RECITALS
    WHEREAS, the Company and Employee are parties to that Amended and Restated Employment Agreement, dated as of August 4, 2021 (the “Employment Agreement”); and
    WHEREAS, the parties wish to amend the terms of the Employment Agreement, as set forth herein, effective as of the date hereof.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Section 1(a). Section 1(a) is hereby amended by replacing the reference to “Chief Medical Officer” with “Chief Development Officer”.

2.    Continuation of Employment Agreement. Except as otherwise expressly provided herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect and this Employment Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Employment Agreement.
3.    Complete Agreement. This Amendment and the Employment Agreement contain the entire agreement between the parties hereto with respect to the matters contained herein and supersedes and replaces any prior agreement between the parties with respect to the matters set forth in this Amendment.
4.    Counterparts. This Amendment may be executed in any number of counterparts, and any such counterparts may be transmitted by electronic transmission, and each of such counterparts, whether an original or an electronic or ".pdf" of an original, shall be deemed to be an original and all of such counterparts together shall constitute a single agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment, on the date first set forth above.

EMPLOYEE	BIOCRYST PHARMACEUTICALS, INC.

/s/ William Sheridan____________	By: /s/ Jon Stonehouse
William Sheridan, MB BS	Jon Stonehouse
Chief Executive Officer